Exhibit 10.15
FIRST AMENDMENT TO AMENDED AND RESTATED
INDUSTRIAL REAL PROPERTY LEASE
     THIS AMENDMENT, made as of January 20, 1989, between NATIONAL WAREHOUSE INVESTMENT COMPANY, a California limited partnership (“Landlord”), whose address is Four Embarcadero Center, Suite 3370, San Francisco, California 94111, and THERMAL DYNAMICS CORPORATION, a Delaware corporation (“Tenant”), whose address is 101 South Hanley, St. Louis, Missouri 63105,
WITNESSETH:
     Whereas the parties hereto entered into that Amended and Restated Industrial Real Property Lease (the “Lease”) dated as of August 11, 1988 which is evidenced by the Memorandum of Lease dated June 6, 1988 and recorded in the Official Records of Grafton County, New Hampshire at Book 1743, Page 486;
     Whereas the parties hereto wish to amend the Preamble to the Lease to reflect Landlord’s change of address;
     Whereas the parties hereto wish to correct the definition of CPI Adjustment Date, included in the Lease; and
     Whereas the parties hereto wish to amend Exhibit B to the Lease in order to set forth the amount of Base Monthly Rent due from Tenant under the Lease with greater clarity;
     Now, Therefore, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:
     1. The first paragraph of the Lease is hereby amended to read in its entirety as follows:
     “THIS AMENDED AND RESTATED LEASE, made as of August 11, 1988 between NATIONAL WAREHOUSE INVESTMENT COMPANY, a California limited partnership (‘Landlord’), whose address is Four Embarcadero Center, Suite 3370, San Francisco, California 94111 and THERMAL DYNAMICS CORPORATION, a Delaware corporation (‘Tenant’) whose address is 101 South Hanley, St. Louis, Missouri 63105,”

     2. Paragraph 1.1(c) of the Lease is hereby amended to read in its entirety as follows:
     “CPI Adjustment Date. The term ‘CPI Adjustment Date shall mean the date 121 months after the first day of the first full calendar month following the Commencement Date and the first day of each Extension Period.”
     3. Exhibit B to the Lease is hereby amended to read in its entirety as follows:
“Exhibit B
Base Monthly Rent

Time Period	Monthly Rent Amount
Months 1–30	$57,000.00
Months 31–60	$65,312.50
Months 61–120	$73,625.00
Months 121–180	To be determined in accordance with Paragraph 16.11 hereof”
     4. Each capitalized term used herein and not otherwise defined shall have the meaning set forth in the Lease.

     5. Except as amended hereby the Lease remains unamended and as amended hereby the Lease remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first hereinabove set forth.

LANDLORD

NATIONAL WAREHOUSE INVESTMENT COMPANY, a California limited partnership

By	HOLMAN/SHIDLER INVESTMENT CORPORATION, a Hawaii corporation, its general partner

By	/s/ [ILLEGIBLE] Its Vice President

TENANT

THERMAL DYNAMICS CORPORATION, a Delaware Corporation

By	/s/ [ILLEGIBLE] Its V. P.